UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

June 11, 2019

Date of report (Date of earliest event reported)

Leap Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Thorndike Street, Suite B1-1 Cambridge, MA (Address of principal executive offices)	02141 (Zip Code)

Registrant’s telephone number, including area code (617) 714-0360

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LPTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)                                 Leap Therapeutics, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on June 11, 2019.

(b)                                 The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting are set forth below.

(1) The following director nominees were elected to serve as Class II directors until the Company’s 2022 annual meeting of stockholders and until their successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld
William Li	9,786,611	564,611

Thomas Dietz	9,825,064	528,158

(2) The appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019, was ratified.

Votes For	Votes Against	Votes Abstaining
18,890,995	1,290,841	10,729

(3) The First Amendment to the 2016 Equity Incentive Plan to increase the number of shares reserved for issuance under the plan by 3,000,000 shares was approved.

Votes For	Votes Against	Votes Abstaining
9,260,063	1,059,535	33,624

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leap Therapeutics, Inc.

Dated: June 17, 2019	By:	/s/ Douglas E. Onsi
	Name:	Douglas E. Onsi
	Title:	Chief Financial Officer, General Counsel, Treasurer and
Secretary

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